Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property and Equipment, Net [Abstract]
Property and equipment, net

6. Property and equipment, net

Property and equipment, net consisted of the following:

	2023	2022
	In thousands of USD
Buildings	$15,935	$14,995
Furniture and equipment	974	983
Motor vehicles	119	14
Office improvements	1,868	895
Subtotal	18,896	16,887
Less: accumulated depreciation	(4,270)	(3,589)
Property and equipment, net	$14,626	$13,298

Depreciation expenses recognized in general and administrative expenses for the years ended December 31, 2023, 2022 and 2021 amounted to approximately $0.68 million, $0.65 million and $0.66 million, respectively.

The Company has no pledged property and equipment as of December 31, 2023 and 2022.

The Company did not recognize any impairment loss on property and equipment for the years ended December 31, 2023, 2022 and 2021.